BLACKROCK LIQUIDITY FUNDS

TempCash

BlackRock Liquid Federal Trust Fund

FedFund

T-Fund

Treasury Trust Fund

(the “Funds”)

Supplement dated October 27, 2021 to the Premier Shares Prospectus of the Funds,

dated February 26, 2021, as supplemented to date

As a result of certain changes to the transfer agency system used by the BlackRock Liquidity Funds, the Fund Codes for the various share classes of the Funds will be updated effective on or about November 8, 2021.

Consequently, effective on or about November 8, 2021 the following changes are made to the Funds’ Premier Shares Prospectus:

The Premier Share Fund Code table under “How to Contact BlackRock Liquidity Funds” is hereby deleted in its entirety and replaced with the following:

Premier Shares	Fund Code
TempCash	0008
BlackRock Liquid Federal Trust Fund	0106
FedFund	0089
T-Fund	0037
Treasury Trust Fund	0017

Shareholders should retain this Supplement for future references.

PRO-LIQ-PS-1021SUP